Exhibit 99.1

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EarthLink Investor Overview

Driving improved cash flow Focusing on growing Enterprise & Mid-Market and Carrier/Transport Working to de-lever balance sheet Company History Building consumer ISP Heavy sales and marketing spend Acquired several companies Business services became ~80% of revenues Running consumer ISP for cash flow >20% annual revenue declines 1994 - 2007 2014 - 2016 2007 - 2010 2010 - 2013

EarthLink’s Multi-year Journey to Leadership We are a much stronger company: we have stabilized the business, improved performance and are investing in and positioning for growth Lead Grow Perform Stabilize 2015 Accomplishments Improved gross margin by 200 bps and Adjusted EBITDA(1) margin by 400 bps over 2014 Adjusted EBITDA(1) of $242 million, up 14% from 2014, and Unlevered Free Cash Flow(1) of $155 million, up 41% from 2014 Used increased cash production to reduce gross debt by $91 million and net debt by $48 million for the year Reduced annual debt service by $10 million or 20% Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.

EarthLink Businesses Customer Base Operating Strategy Consumer Small Business Carrier / Transport Enterprise & Mid-Market Individuals & families Telco providers & large enterprises Small, often single location businesses Distributed multi-location companies Manage for cash, protect revenue Proven capabilities in managed network services Favorable industry / market dynamics Tens of thousands of customers today Opportunity to generate more cash with more analytics, more efficient operations Significant cash generation engine Predictable and proven Long / flattening tail Unique fiber assets underpinning the business Strong demand for Transport among enterprises Strengths Leverage Fiber Routes. Invest to Drive Growth. Invest in Service capabilities. Revamp Go-to-Market motion to Drive Growth.

EarthLink Customers Enterprise & Mid-Market Retailers Restaurants Financial institutions Healthcare providers Professional service firms Federal and local governments We are experts in managing networks for the retail and service industries.

2016 Agenda Investment in Growth Launch SD-WAN Continue to de-emphasize low-margin/non-core products Enhance Professional Services capabilities Develop and deploy industry vertical solutions Add sales resources Operational Excellence Improve customer experience Optimize quote-to-cash processes and systems Drive opex, capex and network productivity Execute Business Unit plans to achieve benchmark performance Focus on demand generation Strategic Alternatives Continue disciplined approach to strategic alternatives that would accelerate path to leadership.

2012 – 2016 Trends (!) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Adjusted EBITDA % for 2016 is based on the mid point of Guidance ranges $(539) Exited TechCare and OSDA Sold IT Services assets Capex will depend on bookings $1,335 $1,241 $1,177 $1,097 $950 - $975 $800 $1,000 $1,200 $1,400 2012 2013 2014 2015 2016 ($'s in Millions) Revenue $284 $227 $213 $242 $205 - $220 21% 18% 18% 22% 22% 10% 15% 20% 25% 30% 35% 40% $150 $200 $250 $300 2012 2013 2014 2015 2016 ($'s in Millions) Adjusted EBITDA (1)(2) $147 $144 $103 $87 $85 - $105 $50 $75 $100 $125 $150 $175 2012 2013 2014 2015 2016 ($'s in Millions) Capital Expenditures $8 $(73) $(43) $(7) - $ 1 -$75 -$50 -$25 $0 $25 2012 2013 2014 2015 2016 ($'s in Millions) Net Income/(Loss)

Balance Sheet In 2015 we materially improved our balance sheet Gross debt $91M lower and net debt $48M lower than Q4 ‘14 Annual Debt Service down $10M (20%) We have opportunity to further reduce debt or debt service costs We have paid a dividend for 25 consecutive quarters As of December 31, 2015, $35 million outstanding Credit Facility debt is recorded on balance sheet as $5 million in short-term debt and $30 million in long-term debt. Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. Balance Sheet Highlights (figures in millions) Q4 '14 Q4 '15 EarthLink Cash 134 $ 91 $ 8 7/8% Senior Notes due 2019 300 174 (Callable at 104.4. Next call in May 2016 at 102.2) 7 3/8% Senior Secured Notes due 2020 300 300 (First call in June 2016 at 105.5) $135 M Credit Facility - (L + 325-350) (1) - 35 Total Debt (2) 600 509 Net Debt 466 $ 418 $ TTM Adjusted EBITDA (3) 213 $ 242 $ Total Debt/Adj. EBITDA (3) 2.8x 2.1x Net Debt/Adj. EBITDA (3) 2.2x 1.7x Annual Run Rate Debt Service 49 $ 39 $ TTM Adjusted EBITDA (3) /Annual Debt Svc. 4.4x 6.2x

$ Millions Low End High End Revenue $950 $975 Includes $37M annualized impact of ITS sale. Adjusted EBITDA(1) $205 $220 2015 Adj. EBITDA Margin of 22% was 400 bps above 2014. Maintaining that rate in 2016. Capital Expenditures $85 $105 ~1/3 lower than historical levels. 2016 Capex will depend on bookings. Net Income/(Loss) $(7) $1 Net losses in past years; now approaching even. 2016 Full Year Guidance Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

Approximately $680 million in Federal NOLs 29K Route Miles of Fiber $155 million in Unlevered Free Cash Flow(1) in 2015 More than $900 million of recurring revenue Unlevered Free Cash Flow is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. More than 750K customer relationships History of disciplined cost management and cash generation EarthLink – Investment Highlights

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Q4 2015 Business Unit Revenue & Gross Margin Enterprise & Mid-Market Churn in legacy products Growth in network services Streamlining go-to-market motion Settlements affect the QoQ trends (see footnotes) Small Business Price increases in Q1 boosted Q2 revenue, but no QoQ effect in Q3 & Q4 Churn improved in Q3 & Q4 Renewal rates grew again in Q4 Settlements affect the QoQ trends (see footnotes) Carrier/Transport Strong sales of transport services $10M dark fiber lease in Q4 (revenue to be earned over 20 years, but cash is front-loaded) Investing in growth, e.g. Chicago ring Consumer Churn remains near record lows Decline rates continue to attenuate NOTES: For Q1, Q2, Q3 and Q4 ‘15 respectively, Enterprise & Mid-Market Revenue includes settlements of $1.1M, $0.5M, $0.6M and $0.2M and Small Business revenue includes settlements of $1.7 M, $0.3M, $0.4M and $0.5M. For Q4 ‘14, Q1 ’15, Q2 ’15, Q3 ‘15, and Q4 ’15 Carrier/Transport Revenue includes settlements and adjustments of $2.9M, $(0.8)M, $0.2M, $0.3M and $0.2M, respectively. Consumer Revenue includes revenue adjustments of $0.6M in Q2 ’15 and $0.1M in Q3 ‘15M. For Q4 ‘14, Q1 ‘15, Q2 ‘15, Q3 ‘15, and Q4 ‘15 respectively, Cost of Revenue for the business segments includes adjustments and settlements of $3.9M, $3.6M, $3.1M, $4.1M, and $2.2M. Consumer Cost of Revenue includes unfavorable adjustments of $0.5M in Q2 ’15 and $0.2M in Q3 ‘15. On February 1 2016, EarthLink sold certain IT Services assets that produced $37M in run-rate annual revenue, of which $25MM was Enterprise & Mid-Market Revenue and $12M was Small Business Revenue. Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Revenue Enterprise & Mid-Market $114.4 $114.4 $110.1 $106.2 Small Business 78.6 79.0 72.9 66.5 Total Retail Revenues $188.7 $193.0 $193.4 $183.0 $172.6 Carrier/Transport $36.9 33.3 34.1 34.2 34.3 Consumer $58.8 56.1 56.1 53.8 53.3 Total Revenues $284.5 $282.4 $283.7 $270.9 $260.2 Gross Margin Enterprise & Mid-Market $58.1 $58.2 $55.5 $51.8 Small Business 41.3 43.9 38.8 33.6 Carrier/Transport 17.4 18.7 19.4 18.4 Consumer 36.1 35.9 34.9 34.6 Total Gross Margin $152.8 $153.0 $156.6 $148.5 $138.5 Gross Margin (%) Enterprise & Mid-Market 50.8% 50.8% 50.4% 48.8% Small Business 52.5% 55.6% 53.2% 50.6% Carrier/Transport 52.3% 54.8% 56.7% 53.9% Consumer 64.4% 63.9% 64.8% 65.1% Total Gross Margin (%) 53.7% 54.2% 55.2% 54.8% 53.3% Business Unit

Q4 2015 Operating & Financial Results Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Fully Diluted Weighted Average Shares 2015 full year Gross Margin rate of 54.4% vs. 52.6% in 2014. Full year SG&A Expenses 12% lower than 2014. Q4 2015 exit rate 13% lower than Q4 2014. Q4 ‘15 Adjusted EBITDA margin down sequentially but 200 bps higher than Q4 ‘14 Q4 ‘15 Net Income at the high-end of company guidance. We produced $27 million in Unlevered Free Cash Flow in the quarter. $ Millions Q4 '14 Q3 '15 Q4 '15 Var to Q3 '15 Total Revenue 284.5 $ 270.9 $ 260.2 $ (10.7) $ Business Revenue 225.7 217.1 206.9 (10.2) Consumer Revenue 58.8 53.8 53.3 (0.5) Cost of Revenue 131.7 122.4 121.7 (0.7) Total Gross Margin 152.8 $ 148.5 $ 138.5 $ (10.0) $ Gross Margin % 53.7% 54.8% 53.2% -1.6% Selling, G&A Expenses 102.0 90.8 88.4 (2.4) Adjusted EBITDA (1) 53.2 $ 61.4 $ 53.9 $ (7.5) $ Adjusted EBITDA Margin % (1) 18.7% 22.7% 20.7% -2.0% Net Income/(Loss) (22.5) $ (10.5) $ (12.3) $ (1.8) $ Shares Outstanding (2) 102 104 104 0 Earnings Per Share (0.22) $ (0.10) $ (0.12) $ (0.02) $ Capital Expenditures 28.6 22.0 27.1 5.0 Unlevered Free Cash Flow (1) 24.6 39.4 26.8 (12.6)

EarthLink Services EarthLink provides customers with managed solutions for the evolving Cloud World.

Fiber & Infrastructure: We have a robust fiber network on the east coast encompassing ~29k route miles and approximately 256k fiber miles. Many of these routes are unique and enable us to provide physical diversity for large wholesale customers Fiber Asset Summary The original owners’ cost to build our current fiber network was over $3 billion

EarthLink Product & Brand Managed Security Monitoring EarthLink monitors devices on a customer’s network by detecting intrusions, scanning for vulnerabilities and addressing them before they become headline-making security failures. Cloud Connect EarthLink enables customers to access a wide range of cloud service providers and SaaS and IaaS platforms through their secure, reliable EarthLink VPN. IPSec VPN & MPLS IPSec EarthLink can use IP Security technology to provide secure networking services using a third party network connection. A brand study of IT professionals shows EarthLink has among the highest brand recognition among our competitors. We are investing more in the brand to build awareness in the managed network services space. EarthLink Brand Recent Product Launches 63% 63% 65% 68% 71% 73% 82% 84% 84% 89% 91% 93% 95% 97% 97% 99% 50% 75% 100% Rackspace XO Level 3 Windstream Bright House Frontier Charter CenturyLink Cablevision Cox EarthLink Time Warner Cable Sprint Comcast Verizon AT&T

EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP. Non GAAP Information

2016 Guidance Non GAAP Reconciliation Year Ending December 31, 2016 Net income (loss) $(7) - $1 Interest expense and other, net 45 - 46 Income tax provision (benefit) (1) - 2 Depreciation and amortization 139 - 141 Stock-based compensation expense 16 - 18 Restructuring, acquisition and integration-related costs 15 - 18 (Gain on sale)/Loss on extinguishment of debt (2) - (6) Adjusted EBITDA $205- $220 EARTHLINK HOLDINGS CORP. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations December 31, September 30, December 31, December 31, December 31, December 31, December 31, 2014 2015 2015 2012 2013 2014 2015 Net loss (22,492) $ (10,523) $ (12,282) $ 7,520 $ (538,827) $ (72,752) $ (43,210) $ Interest expense and other, net 14,253 11,731 11,192 63,416 58,606 56,261 50,972 Income tax provision (benefit) (1,152) 2,060 (91) (1,331) 211,231 (4,744) 2,730 Depreciation and amortization 47,686 46,502 46,826 183,165 183,114 186,872 188,315 Stock-based compensation expense 2,392 3,635 3,730 10,462 13,275 12,600 14,594 Impairment of long-lived assets 2,974 - - - 255,599 14,334 - Restructuring, acquisition and integration-related costs 9,095 5,486 4,484 18,244 40,030 20,088 19,320 Loss on extinguishment of debt - 2,482 - - 2,080 - 9,734 Loss from discontinued operations, net of tax 442 - - 2,418 1,961 381 - Adjusted EBITDA 53,198 $ 61,373 $ 53,859 $ 283,894 $ 227,069 $ 213,040 $ 242,455 $ Total Revenue 284,472 $ 270,904 $ 260,237 $ 1,335,135 $ 1,240,606 $ 1,176,895 $ 1,097,252 $ Adjusted EBITDA Margin 18.7% 22.7% 20.7% 21.3% 18.3% 18.1% 22.1% EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended Twelve Months Ended

Additional Non GAAP Reconciliations December 31, September 30, December 31, December 31, December 31, 2014 2015 2015 2014 2015 Net loss (22,492) $ (10,523) $ (12,282) $ (72,752) $ (43,210) $ Interest expense and other, net 14,253 11,731 11,192 56,261 50,972 Income tax provision (benefit) (1,152) 2,060 (91) (4,744) 2,730 Depreciation and amortization 47,686 46,502 46,826 186,872 188,315 Stock-based compensation expense 2,392 3,635 3,730 12,600 14,594 Impairment of long-lived assets 2,974 - - 14,334 - Restructuring, acquisition and integration-related costs 9,095 5,486 4,484 20,088 19,320 Loss on extinguishment of debt - 2,482 - - 9,734 Loss from discontinued operations, net of tax 442 - - 381 - Purchases of property and equipment (28,624) (22,011) (27,055) (102,863) (87,468) Unlevered Free Cash Flow 24,574 $ 39,362 $ 26,804 $ 110,177 $ 154,987 $ December 31, September 30, December 31, December 31, December 31, 2014 2015 2015 2014 2015 Net cash provided by operating activities 38,657 $ 73,962 $ 41,359 $ 139,995 $ 167,448 $ Income tax provision (benefit) (1,152) 2,060 (91) (4,744) 2,730 Non-cash income taxes (4,530) (151) (145) (591) (677) Interest expense and other, net 14,253 11,731 11,192 56,261 50,972 Amortization of debt discount and issuance costs (1,037) (849) (831) (4,104) (3,703) Restructuring, acquisition and integration-related costs 9,095 5,486 4,484 20,088 19,320 Changes in operating assets and liabilities (2,578) (30,951) (2,324) 5,673 6,721 Purchases of property and equipment (28,624) (22,011) (27,055) (102,863) (87,468) Other, net 490 85 215 462 (356) Unlevered Free Cash Flow 24,574 $ 39,362 $ 26,804 $ 110,177 $ 154,987 $ Net cash used in investing activities (28,624) (22,011) (27,055) (102,777) (87,468) Net cash used in financing activities (5,512) (51,690) (10,631) (19,721) (122,817) EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Unlevered Free Cash Flow (in thousands) Three Months Ended Twelve Months Ended Three Months Ended EARTHLINK HOLDINGS CORP Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow (in thousands) Twelve Months Ended

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to increase revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (4) that failure to achieve operating efficiencies and otherwise reduce costs would adversely affect our results of operations and cash flows; (5) that we may have to undertake further restructuring plans that would require additional charges; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations; (7) that acquisitions we complete could result in operating difficulties, dilution, increased liabilities, diversion of management attention and other adverse consequences, which could adversely affect our results of operations; (8) that we face significant competition in our business markets, which could adversely affect our results of operations; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission, relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that the continued decline in switched access and reciprocal compensation revenue will adversely affect our results of operations; (13) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (14) that if our larger carrier customers terminate the service they receive from us, our wholesale revenue and results of operations could be adversely affected; (15) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (16) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (17) that our consumer business is dependent on the availability of third-party network service providers; (18) that we face significant competition in the Internet access industry that could reduce our profitability; (19) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (20) that lack of regulation governing wholesale Internet service providers could adversely affect our operations; (21) that cyber security breaches could harm our business; (22) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (23) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (24) that our business depends on effective business support systems and processes; (25) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (26) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (27) that we may not be able to protect our intellectual property; (28) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (29) that unfavorable general economic conditions could harm our business; (30) that government regulations could adversely affect our business or force us to change our business practices; (31) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (32) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (33) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (34) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (35) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (36) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (37) that we may reduce, or cease payment of, quarterly cash dividends; (38) that our stock price may be volatile; (39) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (40) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K.

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